POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and Amendments to such Registration Statements and any subsequent Amendment or Amendments to such Registration Statements under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (File No. 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2015.

/s/ S. Jason Hall, Treasurer and Principal Financial Officer

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared S. Jason Hall, Treasurer and Principal Financial Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 9th day of September, 2015.

/s/ Catherine Mea

Notary Public

[State of Texas Notary Seal]

My commission expires 7-26-16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

WHEREAS, the undersigned is the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and Amendments to such Registration Statements and any subsequent Amendment or Amendments to such Registration Statements under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (File No. 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2015.

/s/Michael D. Cohen, President and Principal Executive Officer

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael D. Cohen, President and Principal Executive Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 9th day of September, 2015.

/s/ Catherine Mea

Notary Public

[State of Texas Notary Seal]

My commission expires 7-26-16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VERTICAL CAPITAL INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statements with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and Amendments to such Registration Statements and any subsequent Amendment or Amendments to such Registration Statements under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (File No. 811-22554), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2015.

/s/Robert J. Chapman, Trustee

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared Robert J. Chapman, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 9th day of September, 2015.

/s/ Catherine Mea

Notary Public

[State of Texas Notary Seal]

My commission expires 7-26-16